================================================================================

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_|  Confidential,  for Use of the
                                                Commission  Only  (as permitted
|X|  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          EMISPHERE TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          EMISPHERE TECHNOLOGIES, INC.

                           765 OLD SAW MILL RIVER ROAD
                            TARRYTOWN, NEW YORK 10591


                                                                November 9, 2000


Dear Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders to be held on December 19, 2000 at 10:00 a.m. at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York.

         At this meeting, you will be asked to consider and vote upon the election of three directors, to approve and adopt the Emisphere Technologies, Inc. 2000 Stock Option Plan, to approve and adopt amendments to our 1997 Stock Option Plan for Outside Directors and Qualified Employee Stock Purchase Plan and to ratify our Board of Directors' selection of PricewaterhouseCoopers LLP to serve as our independent accountants for the fiscal year ending July 31, 2001.

         The Board of Directors appreciates and encourages stockholder participation in our affairs and cordially invites you to attend the meeting in person. In any event, it is important that your shares be represented and we ask that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

         Thank you for your cooperation.


                                        Very truly yours,


                                        MICHAEL M. GOLDBERG, M.D.
                                        CHAIRMAN OF THE BOARD OF DIRECTORS

                          EMISPHERE TECHNOLOGIES, INC.

                           765 OLD SAW MILL RIVER ROAD
                            TARRYTOWN, NEW YORK 10591

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       ----------------------------------

                                                             Tarrytown, New York
                                                                November 9, 2000


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EMISPHERE TECHNOLOGIES, INC., a Delaware corporation, will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on December 19, 2000 at 10:00 a.m. for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

         1.       To elect three directors;

         2. To approve and adopt the Emisphere Technologies, Inc. 2000 Stock Option Plan which provides for a maximum of 689,500 shares of our Common Stock to be available for issuance thereunder;

         3. To approve and adopt an amendment to our Qualified Employee Stock Purchase Plan providing for an increase in the maximum number of shares of our Common Stock available for issuance thereunder by 100,000 shares;

         4. To approve and adopt an amendment to our 1997 Stock Option Plan for Outside Directors providing for an increase in the maximum number of shares of our Common Stock available for issuance thereunder by 75,000 shares;

         5. To ratify the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending July 31, 2001; and

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The total shares of common stock issuable if proposals II, III and IV are approved is 864,500, which represents less than 5% of our outstanding common stock as of today's date.

         Only those stockholders of record at the close of business on October 31, 2000 will be entitled to receive notice of, and vote at, this meeting. A list of stockholders entitled to vote at the meeting will be open to examination by any stockholder during the ten days prior to the meeting at our principal offices located at 765 Old Saw Mill River Road, Tarrytown, New York 10591.

         All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. PLEASE NOTE THAT THE ACCOMPANYING FORM OF PROXY MUST BE RETURNED TO RECORD YOUR VOTE. The proxy is revocable by you at any time prior to its exercise. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                         By order of the Board of Directors

                         CHARLES H. ABDALIAN, JR.
                         VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

                          EMISPHERE TECHNOLOGIES, INC.

                           765 OLD SAW MILL RIVER ROAD
                            TARRYTOWN, NEW YORK 10591

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

WHAT IS THE PURPOSE OF THIS PROXY STATEMENT?

         This Proxy Statement and the enclosed proxy card are furnished to holders of Emisphere Technologies, Inc. Common Stock, $.01 par value per share (the "Common Stock"), in connection with the solicitation of proxies, in the accompanying form, by Emisphere's Board of Directors, for use at the Annual Meeting of Stockholders to be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on December 19, 2000, at 10:00 a.m., and at any and all adjournments of such Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares.

         Solicitation of Proxies will be made chiefly through the mails, but additional solicitation may be made by telephone by our officers or regular employees. We may also enlist the aid of brokerage houses, or our transfer agent, ChaseMellon Shareholder Services, LLC, in soliciting the proxies. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about November 9, 2000

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

         The Annual Meeting has been called to consider and take action on the following proposals:

         1. To elect Mark I. Greene, Peter Barton Hutt and Howard M. Pack (the "Director Nominees") as directors;

         2. To approve and adopt the Emisphere Technologies, Inc. 2000 Stock Option Plan (the "2000 Stock Option Plan") which provides for a maximum of 689,500 shares of our Common Stock to be available for issuance thereunder;

         3. To approve and adopt an amendment to our Qualified Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") providing for an increase in the maximum number of shares of our Common Stock available for issuance thereunder by 100,000 shares;

         4. To approve and adopt an amendment to our 1997 Stock Option Plan for Outside Directors (the "Outside Directors Plan") providing for an increase in the maximum number of shares of our Common Stock available for issuance thereunder by 75,000 shares;

         5. To ratify the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending July 31, 2001; and

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Annual Meeting on December 19, 2000, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices your proxy will vote your shares as recommended by the Board of Directors as follows:

         o "FOR" the election of the Director Nominees.

         o "FOR" the approval and adoption of the 2000 Stock Option Plan.

         o "FOR" the approval of the amendments to the Employee Stock Purchase Plan.

         o "FOR" the approval of the amendments to the Outside Directors Plan.

         o "FOR" the ratification of the selection of independent accountants.

         If any other matter is presented, your proxy will vote in accordance with his discretion. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o You may send in another proxy with a later date.

         o You may notify us in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy. Any notice for this purpose should be addressed to the attention of our Secretary.

         o You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         PROPOSAL I: ELECTION OF THE DIRECTOR NOMINEES.

         The Director Nominees to be elected as directors named in Proposal I must receive a plurality of the eligible votes cast at the Annual Meeting. A nominee who receives a "plurality" means he has received more votes than any other nominee has for the same director's seat.

         PROPOSAL II: ADOPTION OF THE EMISPHERE TECHNOLOGIES, INC. 2000 STOCK OPTION PLAN

         The approval of Proposal II requires the affirmative vote of at least a majority of the shares of Common Stock entitled to vote thereon, present in person or by proxy.

         PROPOSALS III AND IV: APPROVAL OF THE AMENDMENTS TO THE OUTSIDE DIRECTORS PLAN AND THE EMPLOYEE STOCK PURCHASE PLAN.

         The approval of Proposals III and IV requires the affirmative vote of at least a majority of the shares of Common Stock entitled to vote thereon, present in person or by proxy.

         PROPOSAL V: RATIFICATION OF THE INDEPENDENT ACCOUNTANTS.

         The approval of Proposal V requires the affirmative vote of at least a majority of the shares of Common Stock entitled to vote thereon, present in person or by proxy.

WHO BEARS THE COST OF SOLICITING THE PROXIES?

         We will bear the cost of soliciting proxies included with this Proxy Statement. We may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our common stock and soliciting them to execute the proxies.

WHERE ARE EMISPHERE'S EXECUTIVE OFFICES?

         Our principal executive offices are located at 765 Old Saw Mill River Road, Tarrytown, New York 10591 and our telephone number is (914) 347-2220.

HOW CAN I GET ADDITIONAL INFORMATION ABOUT EMISPHERE?

         We will, upon written request of any stockholder, furnish without charge a copy of our Annual Report on Form 10-K for the fiscal year ended July 31, 2000, as filed with the SEC, without exhibits. Please address your requests to Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591 Attention: Secretary. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate processing fee. Copies of the Annual Report on Form 10-K and the exhibits to it are also available from the SEC in person and on the worldwide web as described below.

         We are subject to the informational requirements of the Securities Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. These filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the SEC's regional offices at Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661, and at 7 World Trade Center, 13th Floor, New York, NY 10048. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. In addition, the SEC maintains a worldwide web site on the Internet that contains reports, proxy and information statements as well as other information regarding registrants that file electronically with the SEC, including us. The SEC's worldwide web site address is "www.sec.gov."

                                VOTING SECURITIES

         As of October 31, 2000 (the "Record Date"), there were approximately 17,648,406 shares of our Common Stock outstanding. The presence, either in person or by proxy, of persons entitled to vote a majority of our outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for the purposes of determining the outcome of a vote. Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders as the Annual Meeting. No other outstanding securities are entitled to vote as of the Record Date.

                 BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
                           STOCKHOLDERS AND MANAGEMENT


         The following table sets forth certain information, as of October 16, 2000, except as noted, regarding the beneficial ownership of the Common Stock by
(i) each person or group known to us to be the beneficial owner of more than 5% of the Common Stock outstanding, (ii) each of our directors, including the Director Nominees, (iii) each executive officer of Emisphere named below and
(iv) all directors and executive officers of Emisphere as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

                                                                               AMOUNT AND NATURE OF     PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER (1)                    BENEFICIAL OWNERSHIP (2)   OF CLASS
                 ----------------------------------------                    ------------------------   --------
TCW Group Inc. (3) .......................................................            1,498,273           8.4%
     865 South Figueroa Street
     Los Angeles, California 90017
Amerindo Investment Advisors Inc. and affiliates (4) .....................              922,400           5.2%
     One Embacardero Center, Suite 2300
     San Francisco, California 94111-3162.
Michael M. Goldberg, M.D. ................................................            1,561,714(5)        8.8%
Howard M. Pack. ..........................................................             182,153             *
Jere E. Goyan, Ph.D. .....................................................              91,790             *
Peter Barton Hutt, Esq. ..................................................              91,575             *
Mark I. Greene, M.D., Ph.D. ..............................................              87,390             *
Joseph R. Robinson, Ph.D. ................................................              53,790             *
Robert J. Levenson........................................................              22,674(6)          *
Robert A. Baughman, Jr., Pharm.D., Ph.D. .................................             175,030             *
Lewis H. Bender...........................................................             128,875             *
Charles H. Abdalian, Jr. .................................................              22,045             *
All directors and executive officers as a group...........................           2,417,036(5)(6)     13.7%

------------------------
 *   Less than 1%
(1) Unless otherwise specified, the address of each beneficial owner is c/o Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591.
(2) The number of shares set forth for each director and executive officer of Emisphere includes the following number of shares with respect to which such individual has the right, exercisable within 60 days, to acquire beneficial ownership upon exercise of options:

                                                                      NUMBER OF
                                                                        SHARES
                                                                        ------
     Dr. Goldberg.................................................   1,402,315
     Mr. Pack.....................................................      91,000
     Dr. Goyan....................................................      91,000
     Mr. Hutt.....................................................      91,000
     Dr. Greene...................................................      86,600
     Dr. Robinson.................................................      53,000
     Mr. Levenson.................................................      14,000
     Dr. Baughman.................................................     167,936
     Mr. Bender...................................................     121,456
     Mr. Abdalian.................................................      20,000
      All directors and executive officers as a group.............   2,138,307

(3)  Based on a Schedule 13F-HR filed on August 9, 2000 by TCW Group Inc.
(4) Based on a Schedule 13G/A filed on July 31, 2000 by Amerindo Investment Advisors Inc., Amerindo Investment Advisors Inc., Alberto W. Vilar and Gary
     A. Tanaka, all of whom share voting and dispositive power with respect to the 922,400 shares.
(5) Does not include 130,000 shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.
(6) Includes 1,000 shares held by the Robert J. and Mira Levenson Family Foundation, with respect to which shares Mr. Levenson disclaims beneficial ownership.


                        PROPOSAL I: ELECTION OF DIRECTORS

         The Board of Directors consists of seven members divided into three classes with staggered terms so that the term of one class expires at each annual meeting of stockholders. At this meeting, three directors serving the three-year terms expiring in 2003 are to be elected and Dr. Mark I. Greene, Peter Barton Hutt and Howard M. Pack have been nominated for election. The proxies given pursuant to this solicitation will be voted, unless authority is withheld, in favor of the Director Nominees. Should any of the Director Nominees become unavailable to serve for any reason, your proxy will be voted for an alternative nominee to be determined by the persons named in the proxy. The Board of Directors has no reason to believe that any of the nominees will be unavailable. Proxies cannot be voted for a greater number of persons than the number of nominees named.

VOTING

         The nominee receiving a plurality of the votes cast will be elected a director. Abstentions and broker non-votes will not affect the outcome of the election.

         THE BOARD OF DIRECTORS DEEMS THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE AS A DIRECTOR TO BE IN THE BEST INTEREST OF EMISPHERE AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THEIR ELECTION.

INFORMATION CONCERNING DIRECTOR NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         Information regarding the Director Nominees, those directors serving unexpired terms and our current executive officers, including their respective ages, the year in which each first joined us and their principal occupations or employment during the past five years, is provided below:

                                                                   YEAR
                                                                  JOINED
                                      NAME                 AGE   EMISPHERE  POSITION WITH THE COMPANY
                                      ----                 ---   ---------  -------------------------
Michael M. Goldberg, M.D. (1)...........................    41     1990     Chairman  of the  Board of  Directors
                                                                            and Chief Executive Officer
Jere E. Goyan, Ph.D (2)(A)(C)...........................    70     1992     Director
Mark I. Greene, M.D., Ph.D. (3).........................    52     1995     Director
Peter Barton Hutt, Esq. (3)(C)..........................    65     1992     Director
Robert J. Levenson (1)(A)(C)............................    59     1998     Director
Howard M. Pack (3)(A)...................................    82     1985     Director
Joseph R. Robinson, Ph.D (1)............................    61     1997     Director
Robert A. Baughman, Pharm. D., Ph.D. ...................    51     1991     Senior Vice President, Development
Lewis H. Bender.........................................    41     1993     Senior Vice President, Business
                                                                            Development
Charles H. Abdalian.....................................    50     1999     Vice President, Chief Financial
                                                                            Officer and Secretary
Steven Dinh, Ph.D. .....................................    45     1999     Vice President,  Research
Shepard M. Goldberg.....................................    45     1998     Vice President, Operations
John E. Smart, Ph.D. ...................................    57     1996     Vice President, Basic Research
Friedrich Pfetsch.......................................    45     2000     Controller   and   Chief   Accounting
                                                                            Officer

------------------------
(1)  Term as a director expires in 2001.
(2)  Term as a director expires in 2002.
(3)  Director Nominee
(A)  Member of Audit Committee
(C)  Member of Compensation Committee

         MICHAEL M. GOLDBERG, M.D. has served as our Chairman of the Board of Directors since November 1991 and as Chief Executive Officer and a director since August 1990. In addition, Dr. Goldberg served as President from August 1990 to October 1995. Dr. Goldberg received a B.S. from Rensselaer Polytechnic Institute, an M.D. from Albany Medical College of Union University in 1982 and an MBA from Columbia University Graduate School of Business. Pursuant to our employment agreement with him, Dr. Goldberg is to serve as our Chairman and Chief Executive Officer and is to be nominated to serve as a member of the Board of Directors.

         JERE E. GOYAN, PH.D. has been a director of our company since 1992. Until he retired in 1999, he was President, Chief Operating Officer, and a director of Alteon, Inc. He started at Alteon as Senior Vice President Research and Development in January 1993. Before that, he was a Professor of Pharmacy and Pharmaceutical Chemistry and also Dean of the School of Pharmacy at the University of California. He has also served in various other academic, administrative and advisory positions, including Commissioner of the FDA. He currently is a director of the biopharmaceutical companies Atrix Laboratories Inc., SciClone Pharmaceuticals, Penwest Pharmaceuticals Co., PharmQuest Corporation and Boehringer Ingelheim.

         MARK I. GREENE, M.D., PH.D. has been a director of our company since 1995. He has been the John Eckman Professor of Medical Science, School of Medicine at the University of Pennsylvania for more than five years. He currently is a director of Ribi ImmunoChem Research, Inc., a biopharmaceutical company.

         PETER BARTON HUTT, ESQ. has been a director of our company since 1992. He has been a partner at the law firm of Covington & Burling in Washington, D.C. for over five years. He specializes in food and drug law. He was formerly Chief Counsel of the FDA. He is currently a director of CV Therapeutics, Inc.

         HOWARD M. PACK has been a director of our company since our inception in 1986. He was our Executive Vice President of Finance until he retired in October 1988.

         JOSEPH R. ROBINSON, PH.D. has been a director of our company since 1997. For over five years he has been Professor of Pharmacy and Ophthalmology at the University of Wisconsin. He currently is a director of Cima Laboratories, Inc.

         ROBERT J. LEVENSON has been a director of our company since 1998. Since June 2000, he has been a managing member of Lenox Capital Group, LLC. For over five years before that he was Executive Vice President of First Data Corporation. Before that he was Senior Executive Vice President and Chief Operating Officer of Medco Containment Services, Inc. and Group President of Automatic Data Processing, Inc. He currently is a director of First Data Corporation, Superior Telecom, Inc. and Vestcom International, Inc.

         ROBERT A. BAUGHMAN, JR., PHARM.D., PH.D. joined us in September 1991. He became Senior Vice President in September 1993 and Director of Development in June 1994. Previously, he was our Vice President and Director of Research and Development. Dr. Baughman holds a B.S. from Loyola University and a Pharm.D. and a Ph.D. in pharmaceutical chemistry from the University of California, San Francisco.

         LEWIS H. BENDER joined us in 1993. He became Senior Vice President of Business Development in April 1997 and Vice President of Business Development in October 1995. Previously he was our Director of Business Development. Mr. Bender received a B.S. and an M.S. in chemical engineering from the Massachusetts Institute of Technology, an M.A. in international studies from the University of Pennsylvania and an MBA from the Wharton School of the University of Pennsylvania.

         CHARLES H. ABDALIAN, JR. joined us in April 1999. He was Executive Vice President and Chief Financial Officer of ClinPath Associates, Inc. in 1998, Vice President and Chief Financial Officer of Del Laboratories, Inc. from 1997 to 1998, Chief Financial Officer of the medical products manufacturing subsidiary of W.R. Grace & Co. from 1994 to 1997 and a partner with Coopers & Lybrand before 1994. Mr. Abdalian holds an MBA from the Wharton School of the University of Pennsylvania.

         STEVEN DINH, PH.D. joined us in April 1999. He was previously Vice President and Chief Scientific Officer with Lavipharm Laboratories. Before joining us he held various research positions in transdermal product development and basic pharmaceutics research with Novartis Pharmaceuticals Corp., CIBA-Geigy Corporation and with E. I. DuPont de Nemours & Co. Dr. Dinh holds a Sc.D. in Chemical Engineering from the Massachusetts Institute of Technology.

         SHEPARD M. GOLDBERG has been our Vice President, Operations, since April 1998. Previously, he was President and owner of two regional distribution businesses. He received a B.S. in electrical engineering from Polytechnic Institute of N.Y. and an MBA from Adelphi University. He is also a first cousin of Michael M. Goldberg, M.D., our Chairman and Chief Executive Officer.

         JOHN E. SMART, PH.D. joined us in 1996 as Vice President, Director of Research and has been Director of Basic Research since 1998. He was previously the Vice President of Research at Creative Biomolecules, Inc., a biopharmaceutical company. He received his Ph.D. in biochemistry and biophysics from the California Institute of Technology and has over 20 years of experience in academia and the health care industry.

         FRIEDRICH PFETSCH joined us in May 2000. He was previously Assistant Controller of Sotheby's Holdings Company from 1998 to 2000, and held senior accounting and auditing positions with Philip Morris from 1987 to 1998 and with General Electric from 1981 to 1987. Mr. Pfetsch received his B.B. degree in Business Administration from the University of Manheim, and holds an MBA degree from the University of Connecticut.

ATTENDANCE AT MEETINGS

         During the fiscal year ended July 31, 2000, Emisphere's Board of Directors held four meetings. The Audit Committee held three meetings during the fiscal year ended July 31, 2000. The Compensation Committee took all of its actions by unanimous consent during the fiscal year ended July 31, 2000. Each of the incumbent directors except Mr. Hutt attended more than 75% of the aggregate number of meetings held by the Board and the Committees thereof on which they served.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established an Audit Committee and a Compensation Committee, each comprised entirely of directors who are not officers of Emisphere. We have no standing nominating committee (and no committee performing a similar function); selection of nominees to the Board of Directors is made by the entire Board.

         Dr. Goyan and Messrs. Levenson and Pack serve on the Audit Committee. The Audit Committee is responsible for reviewing our internal accounting procedures, the results and scope of the audit and other services performed by our independent auditors, consulting with our independent accountants and recommending the appointment of the independent accountants to the Board of Directors.

         The Compensation Committee is comprised of Dr. Goyan and Messrs. Hutt and Levenson, and makes recommendations to the Board of Directors regarding compensation of our executive officers and administers our stock option plans.


AUDIT COMMITTEE REPORT

         The Audit Committee is comprised of Dr. Jere E. Goyan and Messrs. Robert J. Levenson and Howard M. Pack, none of whom is an officer or employee of Emisphere, and aside from their position as Director, each is otherwise independent of Emisphere. The Audit Committee operates under a written charter adopted by the Board of Directors (the "Charter"). Pursuant to the Charter, the Board of Directors appoints at least three members (who meet the independence and experience requirements of the NASDAQ Stock Market, Inc. rules and regulations, as they may be amended from time to time) to the Audit Committee to assist the Board in, among other things, monitoring and reviewing (i) our financial statements, (ii) our compliance with legal and regulatory requirements and (iii) the independence and performance of our external auditors. Under the Charter, the Audit Committee is required to make regular reports to the Board.

         The Audit Committee's responsibilities also include, reviewing and assessing:

         o the adequacy of the Charter itself, and recommending changes to the Board for their approval,

         o the annual audited financial statements with management, including issues relating to accounting and auditing principles and practices, as well as the adequacy of internal controls,

         o        the independent accountant's independence from Emisphere and

         o management's, as well as the independent accountant's, analysis regarding financial reporting issues and judgments made in connection with the preparation of our financial statements, including those prepared quarterly and annually, prior to filing our quarterly report on Form 10-Q, and annual report on Form 10-K.

         The Audit Committee has reviewed the audited financial statements provided by PricewaterhouseCoopers LLP (the "Independent Accountant") and has discussed them with both management and the Independent Accountants.

The Audit Committee has also discussed with management and the Independent Accountants those matters requiring discussion by the Codification of Statements of Auditing Standards, AU ss. 380 ("SAS 61") as currently in effect, including the independence of the Independent Accountants. Additionally, the Audit Committee has received the written disclosures and the letter from the Independent Accountants required by the Independence Standards Board Standard No.1, as currently in effect.

         Based upon the discussions referenced above, the Audit Committee has recommended to the Board of Directors that the audited financials statements be included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2000.

         A copy of the Charter is included as Appendix A to this Proxy
Statement.


                    Audit Committee of the Board of Directors

                                Dr. Jere E. Goyan
                               Robert J. Levenson
                                 Howard M. Pack


COMPENSATION OF DIRECTORS

         Directors receive no cash compensation in their capacity as directors. Directors who are not employees receive, under the Outside Directors Plan, options to purchase shares of the Common Stock. In addition, Messrs. Hutt and Pack, and Drs. Goyan and Greene, have each received an option to purchase shares under an earlier plan in effect prior to January 29, 1997. The table below summarizes the options granted to our outside directors to date.

               OUTSIDE DIRECTOR                             DATE OF GRANT   NUMBER OF SHARES (1)    EXERCISE PRICE
               ----------------                             -------------   --------------------    --------------
  Mark I. Greene. ........................................     10/1/95          70,000(2)           $  8.625
  Jere E. Goyan. .........................................     4/29/92          70,000(2)           $ 13.00
                                                               4/27/97          21,000                13.75
                                                               4/28/80          21,000                41.06
  Peter Barton Hutt, Esq. ................................     4/29/92          70,000(2)           $ 13.00
                                                               4/27/97          21,000                13.75
                                                               4/28/00          21,000                41.06
  Robert J. Levenson. ....................................     9/11/98          35,000              $ 6.125
  Howard M. Pack. ........................................     4/29/92          70,000(2)           $ 13.00
                                                               4/27/97          21,000                13.75
                                                               4/28/00          21,000                41.06
  Joseph R. Robinson......................................     1/29/97          35,000              $ 23.50

------------------------
(1) Unless indicated otherwise, all options referenced in this table were granted under the Outside Directors Plan, as currently in effect.
(2) Options granted under our Stock Option Plan for Outside Directors which was in effect prior to January 29, 1997.

         In addition, for each meeting of the Board or a committee thereof attended, outside directors have a right to receive, under our Directors Deferred Compensation Stock Plan, a number of shares of the Common Stock, based on the closing price of the Common Stock on the date of the meeting and an amount determined by the Board as compensation for the meeting. For meetings attended during the 2000 fiscal year, Drs. Goyan, Greene and Robinson and Messrs. Levenson and Pack each earned the right to receive 140 shares and Mr. Hutt earned the right to receive 67 shares. We shall, within six months following the date upon which each participant in our Directors Deferred Compensation Stock Plan ceases to be a Director of Emisphere, issue and deliver all shares the participant is entitled to receive.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our executive officers, directors, as well as persons who own more than 10% of a registered class of Emisphere equity securities, to file reports of ownership and changes in ownership of those equity securities of Emisphere with the SEC. These persons are required by SEC regulation to also furnish Emisphere with copies of all
Section 16(a) forms that they file.

         Based solely upon a review of copies of such forms furnished to us pursuant to the Securities and Exchange Act of 1934, during the fiscal year ended July 31, 2000, we are not aware of any executive officer, director or 10% shareholder who failed to file on a timely basis any report required to be filed by Section 16(a) of the Exchange Act.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding the aggregate compensation we paid for the three fiscal years ended July 31, 2000 to our Chief Executive Officer and each of our other executive officers whose total compensation exceeded $100,000 during the last fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                         FISCAL        ANNUAL           STOCK
NAME AND PRINCIPAL POSITION                               YEAR    COMPENSATION (1)  OPTION GRANTS (SHARES)    OTHER (2)
---------------------------                               ----    ----------------  ---------------------     ---------
Michael M. Goldberg, M.D. .............................   2000          $  391,368     485,554                $ 10,208
   Chairman of the Board and                              1999             368,215      7,445                   10,000
   Chief Executive Officer                                1998             388,506      6,687                    9,792
Robert A. Baughman, Jr., Pharm.D, Ph.D.................   2000          $  200,000      2,183                 $ 10,208
   Senior Vice President and                              1999             212,260      79,022                   8,907
   Director of Development                                1998             175,000      2,844                    7,000
Lewis H. Bender .......................................   2000          $  204,125      92,148                $ 10,208
   Senior Vice President,                                 1999             180,250      3,427                    7,420
   Business Development                                   1998             180,096      3,052                    7,000
Charles H. Abdalian, Jr. (3)...........................   2000          $  177,500      1,969                 $  3,500
   Vice President, Chief Financial.                       1999              75,410     100,708                      --
   Officer and Secretary

------------------------
(1) Annual compensation consists solely of base salary except that Drs. Goldberg and Baughman and Mr. Bender were also paid in lieu of earned vacations $0, $15,385 and $0, respectively, during the 1999 fiscal year; and $40,190, $0 and $10,096, respectively, during the 1998 fiscal year. As to each individual named, the aggregate amounts of all perquisites and other personal benefits, securities and property not included in the summary compensation table above or described below do not exceed the lesser of $50,000 or 10% of the annual compensation.

(2) Other compensation consists solely of matching contributions that we made under a defined contribution plan available to substantially all employees.

(3)  Mr. Abdalian became an executive officer in April of 1999.

         STOCK OPTION GRANTS DURING THE FISCAL YEAR ENDED JULY 31, 2000

         The following table sets forth certain information relating to stock option grants to the executive officers named above during the fiscal year ended July 31, 2000:

                                                                                              POTENTIAL REALIZABLE
                                                                                                     VALUE
                                                                                               AT ASSUMED ANNUAL
                                                          PERCENT                                  RATES OF
                                              NUMBER      OF TOTAL                                STOCK PRICE
                                             OF SHARES    OPTION       EXERCISE                   APPRECIATION
                                            UNDERLYING    SHARES        PRICE                    FOR OPTION TERM
                                              OPTIONS    GRANTED TO      PER      EXPIRATION  --------------------
NAME                                        GRANTED (1)  EMPLOYEES (2)  SHARE (1)     DATE          5%        10%
-----                                       -----------  ------------- ---------  -----------      ----       ---
Michael M. Goldberg........................    1,893          *        $  7.75       2/1/00      $ 2,598  $     2,589
                                               1,889          *          13.50       5/1/00        4,500        4,500
                                             480,000         48.9%       48.06       7/6/10           --   10,085,454
                                               1,127          *          23.48       8/1/00        4,670        4,670
                                                 645          *          22.74      11/1/00        2,590        2,590

Robert A. Baughman, Jr.....................      967          *       $   7.75       2/1/00      $ 1,323  $     1,323
                                                 555          *          13.50       5/1/00        1,322        1,322
                                                 331          *          23.48       8/1/00        1,372        1,372
                                                 330          *          22.74      11/1/00        1,324        1,324

Lewis H. Bender............................      897          *       $   7.75       2/1/00      $ 1,227  $     1,227
                                                 515          *          13.50       5/1/00        1,227        1,227
                                              90,000          *          48.06       7/6/10           --    1,891,023
                                                 307          *          23.48       8/1/00        1,272        1,272
                                                 429          *          22.74      11/1/00        1,721        1,721

Charles H. Abdalian, Jr....................      822          *       $   7.75       2/1/00      $ 1,124  $     1,124
                                                 472          *          13.50       5/1/00        1,124        1,124
                                                 281          *          23.48       8/1/00        1,164        1,164
                                                 394          *          22.74      11/1/00        1,581        1,581

------------------------
*    Less than 1%

(1) Options that expired or will expire in 2000 were all granted under our Qualified Employee Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan at exercise prices equal to the lower of the fair market value on the date of grant or 85% of the fair market value on the date of exercise. Options expiring in 2010 were granted under our 1995 Stock Option Plan at prices greater than the fair market value at the date of grant.

(2) In total, 981,547 shares were granted to employees during the fiscal year 2000. This total comprised 84,796 shares under our Qualified Employee Stock Purchase Plan or our Non-Qualified Employee Stock Purchase Plan, and 645,000 and 251,751 shares under our 1995 Stock Option Plan and 1991 Stock Option Plan, respectively.

             AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table sets forth information as to the exercises of options during the fiscal year ended July 31, 2000 and the number and value of unexercised options held by the executive officers named above as of July 31, 2000:

                                                                               NUMBER OF
                                                     EXERCISES DURING      SHARES UNDERLYING    VALUE OF UNEXERCISED
                                                     THE FISCAL YEAR    UNEXERCISED OPTIONS AT  IN-THE-MONEY OPTIONS
                                                   -------------------      FISCAL YEAR-END     AT FISCAL YEAR-END(1)
                                                   NUMBER OF                ---------------     ---------------------
                                                   SHARES       VALUE      EXER-      UNEXER-      EXER-     UNEXER-
NAME                                               ACQUIRED   REALIZED    CISABLE     CISABLE     CISABLE    CISABLE
----                                               --------   --------    -------     -------     -------    -------
Michael M. Goldberg. ..............................  2,136  $    2,483(1) 1,532,315(8) 480,000    $25,382,677         ---
                                                     1,538       6,921(2)
                                                     1,893      59,393(5)
                                                     1,889      52,066(7)
                                                       495      18,241(6)
                                                   100,543   1,872,613(4)

Robert A. Baughman, Jr. ...........................  1,157  $    1,345(1)   163,936     45,500    $ 2,507,664   $ 775,188
                                                     1,089       4,901(2)
                                                       890      18,690(3)
                                                       967      30,340(5)
                                                       555      15,297(7)

Lewis H. Bender. ..................................  1,073  $    1,247(1)   106,456    125,000    $ 1,760,841   $ 402,475
                                                       772       3,474(2)
                                                       520      10,920(3)
                                                       897       28,1435)
                                                       515      14,193(7)

Charles H. Abdalian, Jr............................    708  $    3,186(2)    20,000     80,000    $   320,000   $ 280,000
                                                       822      25,790(5)
                                                       472      13,008(7)

------------------------
(1)  Based on a closing price of $7.75 on July 30, 1999.
(2)  Based on a closing price of $13.5 on November 1, 1999.
(3)  Based on a closing price of $22.5 on December 21, 1999.
(4)  Based on a closing price of $26.63 on July 31, 2000.
(5)  Based on a closing price of $39.13 on February 1, 2000.
(6)  Based on a closing price of $41.25 on July 15, 2000.
(7)  Based on a closing price of $41.06 on April 28, 2000.
(8) Includes 130,000 shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.


                      TRANSACTIONS WITH EXECUTIVE OFFICERS

EMPLOYMENT AGREEMENTS

         In July 2000, Emisphere entered into an employment agreement with Michael M. Goldberg, M.D. expiring on July 31, 2003. Pursuant to the agreement, Dr. Goldberg is to serve as Chairman and Chief Executive Officer of Emisphere at an annual salary of $415,000 for the 2001 fiscal year, and is to be nominated to serve as a member of the Board of Directors. Also pursuant to the agreement, Dr. Goldberg was granted an option to purchase 480,000 shares of the Common Stock at an exercise price of $48.06 per share, which was in excess of the closing market price of $26.63 on July 31, 2000.

         The employment agreement provides, among other things, that, upon (i) termination by us either without Cause or by Dr. Goldberg for Good Reason prior to a Change of Control (as each capitalized term is defined in the agreement) or
(ii) termination by Dr. Goldberg following an uncured breach or bankruptcy by us, we will make severance payments equal to (a) the compensation payable under the agreement from the date of termination or (b) one year's compensation under the agreement and any target annual incentive due.

         In the event Dr. Goldberg's employment is terminated following a Change of Control either (i) without Cause or (ii) for Good Reason (as each capitalized term defined in the agreement), we will make severance payments equal to (a) the compensation payable under the agreement from the date of termination and (b) the greater of (x) three times the amount of compensation payable under the agreement or (y) the present value of the compensation payable, plus any target annual incentive payments due under through July 31, 2004.

LOANS TO MICHAEL M. GOLDBERG AND ROBERT A. BAUGHMAN

         In July 2000, we extended a loan to Dr. Goldberg in the amount of approximately $1.5 million pursuant to a secured full recourse promissory note bearing a variable interest rate based upon LIBOR plus 1.00% (7.6% at July 31, 2000). The proceeds of the loan were used to pay the exercise price and income taxes resulting from Dr. Goldberg's exercise of stock options immediately prior to their expiration on July 31, 2000. The loan is collateralized by the stock issued upon exercise of the stock options. The principal is due the earlier of July 31, 2005 or upon the sale of stock held as collateral.

         In August 2000, we extended a loan to Robert A. Baughman, in the amount of $199,999 pursuant to a secured full recourse promissory note bearing interest at a rate of 6.37% per annum, with the principal and accrued but unpaid interest due and payable on July 31, 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         THE REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS AND THE PERFORMANCE GRAPH FOLLOWING IT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FILING UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND WILL NOT OTHERWISE BE DEEMED FILED UNDER EITHER ACT.

         The Compensation Committee advises the Board of Directors on compensation matters. The Compensation Committee's policies involve reviewing and establishing our executive officers' compensation to ensure that base pay and incentive compensation are sufficient to attract and retain qualified executive officers, and to provide incentive systems reflecting both financial and operating performance, as well as an alignment with shareholder interests. These policies are based on the principle that total compensation should be set in order to attract and retain those executives critical to the overall success of our company and should reward executives for their contributions to the enhancement of shareholder value.

         The key elements of the executive compensation package are base salary, employee benefits applicable to all employees and long-term incentive compensation in the form of stock options. In general, the Compensation Committee has adopted the policy that compensation for executive officers should be competitive with that paid by leading biotechnology companies for corresponding senior executives. The Compensation Committee also believes that it is important to have stock options constitute a substantial portion of executive compensation in order to further align the interests of our executives with those of our stockholders. Accordingly, the Compensation Committee's policy with respect to stock options is that their exercise prices should be equal to or above the fair market value of the Common Stock on the date of grant, that employee stock options should generally involve a five-year vesting period and that options previously granted at exercise prices higher than the current fair market value should not be repriced.

         In determining the compensation for each executive officer, the Compensation Committee generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at comparable companies, (ii) the input of other directors regarding individual performance of each executive officer and (iii) qualitative measures of Emisphere's performance, such as progress in the development of our technology, the engagement of corporate partners for the commercial development and marketing of products and our success in raising the funds necessary to conduct research and development and the pace at which Emisphere continues to advance its technologies in various clinical trials. The Compensation Committee's consideration of these factors is subjective and informal.

         In fiscal 2000, Emisphere retained Pearl Meyer & Partners, an independent outside consulting firm, to prepare a report that compared our base salary and stock option awards to those of peer companies (the "Report"). The Compensation Committee utilized the Report in making base salary and stock option award decisions in fiscal 2000, including those relating to the compensation of our Chief Executive Officer.

         The compensation of Michael M. Goldberg, our Chief Executive Officer, for the 2000 fiscal year was as required by his employment agreement with us entered into during the 1995 fiscal year and the Board of Directors did not consider any amendments to the compensation under it. During fiscal 2000, Emisphere entered into a new three-year employment agreement with Dr. Goldberg for the period ending July 31, 2003. See "Transactions with Executive Officers - Employment Agreements" for more information regarding Dr. Goldberg's employment agreement. In determining the terms of Dr. Goldberg's new employment agreement, the Board of Directors concluded that Dr. Goldberg's leadership contributed significantly to our achievements and progress in the past and that Dr. Goldberg will continue to make significant contributions to Emisphere's performance in the future.

                Compensation Committee of the Board of Directors

                                Dr. Jere E. Goyan
                                Peter Barton Hutt
                                 Robert Levenson

COMPARATIVE STOCK PERFORMANCE GRAPH

         The graph and table below compare the cumulative total stockholder return on our Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index, assuming an investment of $100 on July 31, 1995 in each of our Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Nasdaq Pharmaceutical Index.

[GRAPHIC OMITTED]
                                                                      NASDAQ
     MEASUREMENT DATE                   EMISPHERE      NASDAQ MARKET  PHARM.
     ----------------                   ---------      -------------  ------

          7/31/95 ................         100              100        100
          7/31/96 ................         109              109        121
          7/31/97 ................         282              161        142
          7/31/98 ................         155              189        142
          7/31/99 ................         113              271        220
          7/31/00 ................         387              385        413

               PROPOSAL II: ADOPTION OF THE 2000 STOCK OPTION PLAN

         Emisphere's Board of Directors has determined that additional shares of the Common Stock should be made available for grants of stock options to Emisphere's officers and other employees and consultants who will be responsible for our profitability and long-term future growth. As of October 16, 2000, a total of 147,805 options remained available under our 1991 and 1995 Stock Option Plans. We do not intend to amend these plans to make more options available under them. Accordingly, the Board of Directors approved the adoption of the 2000 Stock Option Plan to allow for a maximum of 689,5000 shares of our Common Stock to be available for issuance.

VOTING

         The adoption of the 2000 Stock Option Plan must be approved by a majority of the total votes cast. An abstention from voting on the proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

         THE BOARD OF DIRECTORS DEEMS THE APPROVAL OF THE 2000 STOCK OPTION PLAN TO BE IN THE BEST INTEREST OF EMISPHERE AND ITS STOCKHOLDERS AND RECOMMENDS THAT HOLDERS OF THE COMMON STOCK VOTE FOR PROPOSAL II.

         If the 2000 Stock Option Plan is not approved by the stockholders, Emisphere will have to reevaluate how it will provide incentives to our existing and future officers and other employees and consultants.

THE 2000 STOCK OPTION PLAN

         PURPOSE. The purposes of the 2000 Stock Option Plan include, (i) to attract and retain the best available personnel for positions of substantial responsibility, (ii) to provide additional incentive to Emisphere's employees, directors and consultants, and (iii) to promote the success of our business. Options granted under the 2000 Stock Option Plan may be incentive stock options or non-statutory stock options, as determined by the administrator at the time of grant.

         GRANTS UNDER THE PLAN. The 2000 Stock Option Plan provides for the grant of options to purchase 689,500 shares of Emisphere Common Stock, including options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         ADMINISTRATION. The 2000 Stock Option Plan is administered by the Compensation Committee of the Board of Directors, each member of which is intended to be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "Outside Directors" within the meaning of Section 162(m) of the Code, to the extent that Rule 16b-3 under the Exchange Act and Section 162(m) of the Code are applicable. The members of the committee may be changed at any time and from time to time in the discretion of our Board.

         The Compensation Committee has full power and authority, subject to those orders or resolutions not inconsistent with the provisions of the 2000 Stock Option Plan as may be issued or adopted by our Board, among other things, to interpret the provisions of the 2000 Stock Option Plan and option agreements made under it and to take such further action as they deem necessary in order to carry out the provisions of the 2000 Stock Option Plan. The Compensation Committee's decisions, interpretations and determinations shall be final and binding on all holders of options under the 2000 Stock Option Plan.

         ELIGIBILITY. Option awards under the 2000 Stock Option Plan may be made to our employees, directors and consultants. Option awards that qualify as incentive stock options under Section 422 of the Code may only be made to our employees, including officers and employee directors. Awards of non-statutory stock options may be made to our employees, directors, and consultants, and to employees of affiliates.

         MAXIMUM SHARES TO BE ISSUED. The maximum number of shares that may be issued pursuant to the grant of options under the 2000 Stock Option Plan is 689,500 shares in the aggregate (subject to anti-dilution adjustments).

In the event a stock option granted under the 2000 Stock Option Plan expires or terminates prior to exercise, such shares will thereafter be available for further option grants.

         TERMS OF STOCK OPTION GRANTS. The Compensation Committee is authorized in its discretion to grant or award incentives relating to our common stock, utilizing (1) incentive stock options and (2) non-statutory stock options. Options may be granted to participants singly or in any combination which the committee deems appropriate, provided that the maximum number of shares covered by options that each optionee may be granted during the duration of the 2000 Stock Option Plan is 80% of the total number of shares authorized for issuance under the 2000 Stock Option Plan.

         The Compensation Committee is authorized to determine whether options issued under the 2000 Stock Option Plan will be designated as incentive stock options ("ISOs") or nonstatutory stock options ("NSOs"). ISOs are options that are intended to qualify under Section 422 of the Code and may only be granted to our employees. All options that are not intended to be ISOs are referred to as NSOs. The terms of option grants are set forth in written option agreements which contain such terms and conditions determined by the committee. These option agreements will specify whether or not an option is intended to be an ISO, the rate at which the option becomes exercisable, the date on which the option can be exercised and the period of time during which the option may be exercised following termination of employment. Subject to the provisions of the 2000 Stock Option Plan, no option may be exercised more than 10 years after the date of grant. Options that are not exercised during the term established by the committee will expire without value. With some exceptions, including as set forth below, each option may be exercised only during the continuance of the optionee's employment with, or service as director of, Emisphere or any of its subsidiaries.

         The per share exercise price of ISOs granted under the 2000 Stock Option Plan must be at least equal to the fair market value of our common stock on the date of grant. If the aggregate fair market value (determined as of the date of grant) of the ISOs that first become exercisable by a participant in any calendar year exceeds $100,000, the excess is to be treated as NSOs to the extent required by Section 422 of the Code. The exercise price of NSOs is determined by the committee, but with respect to NSOs intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the exercise price must be at least equal to the fair market value of our common stock on the date of the grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any ISO granted must be at least equal to 110% of the fair market value on the grant date, and the term of the ISO must not exceed five years.

         The Compensation Committee shall determine the acceptable form of consideration for exercising an option, including the method of payment. In the case of an ISO, the Compensation Committee will determine the acceptable form of consideration at the time the ISO is granted.

         RESTRICTIONS ON TRANSFER. Unless determined otherwise by the Compensation Committee, no option granted under the 2000 Stock Option Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the grantee other than by will or the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by the optionee.

         FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the 2000 Stock Option Plan. This summary is not intended to be complete and, among other things, does not describe state, local or foreign income and other tax consequences. Participants in the 2000 Stock Option Plan are urged to consult their own tax advisors with respect to the consequences of their participation in the 2000 Stock Option Plan.

         INCENTIVE STOCK OPTIONS. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If shares of common stock are issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then (1) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the company for Federal income tax purposes.

         If the shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of the disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares), over the option price paid for the shares, and (2) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

         Subject to certain exceptions for disability and death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as an NSO.

         The exercise of an ISO can effect the optionee's liability for alternative minimum tax. Each taxpayer is potentially subject to the alternative minimum tax. In substance, the taxpayer is required to pay the higher of his alternative minimum tax liability or his "regular" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

         In general, for purposes of the alternative minimum tax, the exercise of an ISO will be treated essentially as if it were the exercise of an NSO. As a result, the rules of Section 83 of the Code relating to transfers of property, including restricted property, will apply in determining the optionee's alternative minimum taxable income. Consequently, an optionee exercising an ISO with respect to unrestricted stock will have income, for purposes of determining the base for the application of the alternative minimum tax, in an amount equal to the spread between the option price for the shares and the fair market value of the shares at the date of exercise. In general, the spread at exercise will not be taken specially into account for alternative minimum tax purposes if the optionee makes, within the same year of exercise, a disqualifying disposition under the Code of the shares received upon exercise.

         NON-STATUTORY STOCK OPTIONS. An optionee will generally not recognize any taxable income upon the grant of an NSO and Emisphere will not be entitled to a tax deduction with respect to the grant of an NSO. Upon exercise of an NSO, the excess of the fair market value of the common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the common stock received pursuant to the exercise of an NSO will equal the sum of the compensation income recognized and the exercise price.

         In the event of a sale of common stock received upon the exercise of an NSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such common stock is more than one year.

         AMENDMENT. The Board of Directors may amend, alter, suspend or terminate the 2000 Stock Option Plan at any time provided that no such action may impair the rights of any optionee without the written consent of the optionee.

NEW PLAN BENEFITS

         Pursuant to the terms of his employment agreement, we have agreed to grant Dr. Goldberg NSO's to purchase an aggregate amount of 320,000 shares of Emisphere Common Stock, subject to shareholder approval of the 2000 Stock Option Plan, to be made at fair market value on the date of grant. Accordingly, the dollar value of the NSO's is not determinable until such date. Emisphere intends to make Dr. Goldberg's grant available under the 2000 Stock Option Plan.

         Except as set forth above, no other determination has been made with respect to any awards that may be made under the 2000 Stock Option Plan.


  PROPOSALS III AND IV: APPROVAL OF AMENDMENTS TO THE OUTSIDE DIRECTORS AND THE
                          EMPLOYEE STOCK PURCHASE PLAN

         The Emisphere's Board of Directors has determined that additional shares of the Common Stock should be made available for grants of stock options to attract, compensate and retain eligible directors and well qualified employees who will be responsible for Emisphere's profitability and long-term future growth. Accordingly, the Board has recommended and approved the adoption of amendments to our (i) Outside Directors Plan authorizing an increase in the maximum number of shares of the Common Stock available for the grant of options under it by 75,000 shares to 525,00 shares; and (ii) Employee Stock Purchase Plan (and, together with the "Outside Directors Plan" the "Existing Plans"), to increase the maximum number of shares of Common Stock available for the grant of options under it by 100,000 shares to 600,000 shares.

VOTING

         The amendments to the Existing Plans must be approved by a majority of the total votes cast on each proposal. An abstention from voting on either proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

         THE BOARD OF DIRECTORS DEEMS THE APPROVAL OF THE AMENDMENTS TO THE OUTSIDE DIRECTORS PLAN AND THE EMPLOYEE STOCK PURCHASE PLAN TO BE IN THE BEST INTEREST OF EMISPHERE AND ITS STOCKHOLDERS AND RECOMMENDS THAT HOLDERS OF THE COMMON STOCK VOTE FOR PROPOSAL III AND FOR PROPOSAL IV.

         If the amendments to the Existing Plans are not approved by the stockholders, we will have to reevaluate how we will provide incentives to our existing and future officers and other employees and consultants.

SUMMARY OF THE EXISTING PLANS

         The following is a brief summary of the Existing Plans.

         PURPOSE. The purpose of the Existing Plans is to foster our ability to attract, retain and motivate those individuals who will be largely responsible for the profitability and long-term future growth of Emisphere.

         ELIGIBLE DIRECTORS AND EMPLOYEES. The eligible participants in the Outside Directors Plan are directors of Emisphere who (i) were first elected or appointed to the Board on or after January 29, 1997, (ii) are neither officers, nor employees of Emisphere, (iii) do not beneficially own five-percent or more of our Common Stock outstanding on the date of grant and (iv) are not affiliated with any person referred to in items (ii) or (iii).

         Under the Employee Stock Purchase Plan, eligible participants are all employees of Emisphere. Notwithstanding the foregoing, (i) no employee shall be granted an option under the Employee Stock Purchase Plan if such employee immediately after the option is granted, would own stock which possesses 5% or more of our combined voting power and (ii) no employee shall be granted an option which permits his or her rights to purchase stock under the Employee Stock Purchase Plan to accrue at a rate which exceeds $6,250 based on the fair market value of such stock (determined as of the time the option is granted) for each fiscal quarter in which it is outstanding at any time.

         GRANTS UNDER THE PLAN The Outside Directors Plan provides outside directors with the right to receive for each meeting of the Board of Directors, or committee thereof attended, a number of shares of our Common Stock equal to the amount determined by the Board of Directors as compensation for the meeting divided by the fair market value of Emisphere Common Stock on the date of the meeting. The Employee Stock Purchase Plan provides for the grant to qualified employees of options to purchase shares of our Common Stock at an exercise price per share equal to the lesser of the fair market value on the date of grant, or eighty-five percent (85%) of the fair market value on the date of exercise.

         ADMINISTRATION. The Existing Plans are administered by the Compensation Committee of the Board of Directors, each member of which is intended to be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "Outside Directors" within the meaning of Section 162(m) of the Code, to the extent that Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code are applicable. The members of the committee may be changed at any time and from time to time in the discretion of our Board.

         Subject to the provisions of the Existing Plans, the Compensation Committee has the authority and discretion to grant options under the Existing Plans, to interpret the provisions of the Existing Plans and option agreements made thereunder and to take such other action as may be necessary or desirable in order to carry out the provisions of the Existing Plans.

         MAXIMUM SHARES TO BE ISSUED. The maximum number of shares that may be issued pursuant to the grant of options under the Existing Plans are (i) 525,000 in the aggregate (if Proposal III is approved) under the Outside Directors Plan (subject to anti-dilution adjustments) and (ii) 600,000 in the aggregate (if Proposal IV is approved) under the Employee Stock Purchase Plan (subject to anti-dilution adjustments). In the event a stock option granted under the Existing Plans expires or terminates prior to exercise, the shares subject thereto will thereafter be available for further option grants.

         TERMS OF STOCK OPTION GRANTS. The Compensation Committee specifies the terms and conditions of stock options granted under the Existing Plans including without limitation the number of shares covered by each option, the exercise price, the option period, any vesting restrictions with respect to the exercise of the option. All options under the Outside Directors Plan and the Employee Stock Purchase Plan must have an exercise price per share of not less than the fair market value of the Common Stock on the date of grant and an option exercise period of not more than ten years.

         RESTRICTIONS ON TRANSFER. Options under the Existing Plans may not be transferred by an optionee other than by will or by the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee.

         FEDERAL INCOME TAX CONSEQUENCES. The grant of options under the Existing Plans will have no federal income tax consequences to either Emisphere or the option grantee. The exercise of incentive stock options will generally have no federal tax consequences to either Emisphere or the optionee, although the excess of the value of the stock over the exercise price is potentially subject to the alternative minimum tax under Section 55 of the Code. Upon exercise of options other than incentive stock options, the optionee is subject to federal income tax on the excess of the value of the stock over the exercise price and Emisphere is entitled to take a corresponding federal income tax deduction (subject to the limitation on deductibility of executive compensation).

         If the stockholders approve this proposal, the Employee Stock Purchase Plan and the right of participants to make purchases under the Employee Stock Purchase Plan should qualify under the provisions of Section 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Employee Stock Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more two years from the applicable offering date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the offering date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on a sale or disposition will be long-term capital gain or loss, depending on the holding period. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to us.

         The foregoing is only a general description of the federal income tax consequences relating to the grant and exercise of options under the Existing Plans. It does not purport to cover the special rules under the Code, administrative and judicial interpretations, possible changes in the law or state and local income tax consequences.

In addition, it does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable or other tax matters that may be relevant to particular participants.

         AMENDMENT. The Board of Directors of Emisphere may at any time amend or terminate the Existing Plans, provided that no such amendment may be made without the approval of the stockholders of Emisphere to the extent approval is required by applicable laws, rules or regulations and provided further that no amendment or termination may adversely affect the rights of an optionee with respect to an outstanding option.


        PROPOSAL V: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending July 31, 2001. PricewaterhouseCoopers LLP has served as our independent accountants since November 1991.

VOTING

         A majority of the votes cast at the meeting in person or by proxy is necessary for ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants. An abstention from voting on the proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

         THE BOARD OF DIRECTORS DEEMS THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF EMISPHERE TO BE IN THE BEST INTEREST OF EMISPHERE AND ITS STOCKHOLDERS AND RECOMMENDS THAT HOLDERS OF THE COMMON STOCK VOTE FOR PROPOSAL V.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions. Although it is not required to do so, the Board of Directors is submitting the selection of independent accountants for ratification at the meeting. If this selection is not ratified, the Board of Directors will reconsider its choice.

         On October 1, 1998 Emisphere engaged PricewaterhouseCoopers LLP as the independent accountants to audit the financial statements of Ebbisham Limited ("Ebbisham"), the joint venture company then owned equally by Emisphere and Elan Corporation plc. KPMG, Ebbisham's independent chartered accountants upon whose opinion PricewaterhouseCoopers LLP relied for the period from the commencement of its operations on September 26, 1996, to July 31, 1997, continued as Ebbisham's independent chartered accountants but was dismissed by us with respect to an opinion upon which PricewaterhouseCoopers LLP relied for the fiscal years ended July 31, 1998 and 1999.

         Neither PricewaterhouseCoopers LLP's report on our financial statements for the 1996 and 1997 fiscal years, nor KPMG's report on Ebbisham for the period from the commencement of its operations to July 31, 1997, contained an adverse opinion or disclaimer of opinion and neither report was qualified or modified as to uncertainty, audit scope or accounting principles. During our 1996 and 1997 fiscal years and the subsequent period preceding the dismissal of KPMG, there were neither (i) disagreements with KPMG on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to that subject matter in connection with its report nor (ii) any of the reportable events listed in paragraphs (a)(l)(v)(A) through
(D) of Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

         Prior to the engagement of PricewaterhouseCoopers LLP as the independent accountant to audit Ebbisham's financial statements, neither Emisphere nor Ebbisham consulted with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements. Our decision to change accountants with respect to the audit of Ebbisham's financial statements was not recommended or approved by the Audit Committee of our Board of Directors.

                PROPOSALS OF STOCKHOLDERS FOR 2001 ANNUAL MEETING

         Stockholders may submit proposals on matters appropriate for stockholder action at our annual stockholder meetings. In order to be considered for inclusion in next year's proxy statement, shareholder proposals must be received by us at our principal executive office no later than July 11, 2001.

         For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at next year's annual stockholder meeting (the "2001 Annual Meeting"), the stockholder must also give Emisphere written notice of the proposal. Our By-Laws provide that in order to be timely, a stockholders' notice must be received by us at our principal executive offices not less than 30 days nor more than 60 days prior to the meeting.

         Notice of intention to present proposals at the 2001 Annual Meeting should be addressed to: Secretary, Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591.


                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in their discretion.

         The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.


                                        By order of the Board of Directors


                                        Charles H. Abdalian, Jr.
                                        SECRETARY

Tarrytown, New York
November 9, 2000

                                                                      APPENDIX A


                          EMISPHERE TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER



The Audit Committee of Emisphere Technologies, Inc. (the "Company") is appointed by the Board of Directors to assist the Board in monitoring and reviewing (1) the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

The Audit Committee shall be composed of at least three members who meet the independence and experience requirements of the NASDAQ Stock Market, Inc., as may be amended from time to time. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.       Approve the fees to be paid to the independent auditor.

9. Receive periodic written reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

12. Obtain from the independent auditor assurance that events, transactions or circumstances included in Section 10A(a) of the Securities Exchange Act of 1934 have not occurred or are not present.

13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:
         (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.
         (b) Any changes required in the planned scope of the internal audit.

15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

16. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

17. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                                                      APPENDIX B

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS NAMED BELOW.


Please mark your votes as indicated in this example    [X]


1.   ELECTION OF DIRECTORS

FOR all nominees                     WITHHOLD
listed below                         AUTHORITY
(except as marked             to vote for all nominees
to the contrary)                    listed below

     [ ]                                [ ]

Nominees: Mark I. Greene, Peter Barton Hutt, Howard M. Pack

STOCKHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEES BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE. ANY PROXY EXECUTED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

                              FOR  [ ]       AGAINST   [ ]       ABSTAIN   [ ]

2.   Approval and adoption of the 2000 Stock Option Plan.

                              FOR  [ ]       AGAINST   [ ]       ABSTAIN   [ ]

3.   Approval of the amendments to the Outside Directors Plan.

                              FOR  [ ]       AGAINST   [ ]       ABSTAIN   [ ]

4.   Approval of the amendments to the Employee Stock Purchase Plan.

                              FOR  [ ]       AGAINST   [ ]       ABSTAIN   [ ]

5. Ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending July 31, 2000.

                              FOR  [ ]       AGAINST   [ ]       ABSTAIN   [ ]

6. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

Please check here if you plan to attend the Annual Meeting. [ ]



Dated:_____________________________________________

___________________________________________________
                    (Signature)

___________________________________________________
             (Signature if hold jointly)


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE

                          EMISPHERE TECHNOLOGIES, INC.
                          765 OLD SAW MILL RIVER ROAD
                           TARRYTOWN, NEW YORK 10591
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints Michael M. Goldberg, M.D. and Charles
H. Abdalian, Jr., and each of them, as proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Emisphere Technologies, Inc. held of record by the undersigned on October 31, 2000 at the Annual Meeting of Stockholders to be held on December 19, 2000 or any adjournments or postponements thereof.

                              FOLD AND DETACH HERE

                                                                      APPENDIX C


                          EMISPHERE TECHNOLOGIES, INC.

                             2000 STOCK OPTION PLAN


                  1. PURPOSES OF THE PLAN. The purposes of this Emisphere Technologies, Inc. 2000 Stock Option Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

                  2. DEFINITIONS. As used herein, the following definitions shall apply:

                           (a)      "ADMINISTRATOR" means the Board or any of
its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                           (b)      "APPLICABLE LAWS" means the requirements
relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

                           (c)      "BOARD" means the Board of Directors of the
Company.

                           (d)      "CAUSE" means termination of an Optionee's
employment by the Company for such reasons as may be defined as "Cause" in any applicable employment agreement, or, if an Optionee is not party to a valid employment agreement at the time of his or her termination, shall mean (i) a plea of guilty or NOLO CONTENDERE to, or conviction for, the commission of a felony offense by an Optionee, (ii) a material breach by an Optionee of a fiduciary duty owed to the Company or any of its subsidiaries; (iii) a breach by an Optionee of any non-disclosure, non-solicitation or non-competition obligation owed to the Company or any of its subsidiaries; (iv) the willful or gross neglect by an Optionee of his or her employment duties; and (v) such other events as shall be determined by the Board or the Committee.

                           (e)      "CODE" means the Internal Revenue Code of
1986, as amended.

                           (f)      "COMMITTEE" means a committee of Directors
appointed by the Board in accordance with Section 4 of the Plan.

                           (g)      "COMMON STOCK" means the common stock, $0.01
par value, of the Company.

                           (h)      "COMPANY" means Emisphere Technologies,
Inc., a Delaware corporation.

                           (i)      "CONSULTANT" means any person, including an
advisor, engaged by the Company or a Subsidiary to render services to such entity.

                           (j)      "DIRECTOR" means a member of the Board.

                           (k)      "DISABILITY" means total and permanent
disability as defined in Section 22(e)(3) of the Code.

                           (l)      "EMPLOYEE" means any person, including
Officers and Directors, employed by the Company or any Subsidiary or other affiliate of the

Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                           (m)      "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

                           (n)      "FAIR MARKET VALUE" means, as of any date,
the value of Common Stock determined as follows:

                                    (i)     If the Common Stock is listed on any
         established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                                    (ii)    If the Common Stock is regularly
         quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                                    (iii)   In the absence of an established
         market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                           (o)      "INCENTIVE STOCK OPTION" means an Option
intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                           (p)      "NONSTATUTORY STOCK OPTION" means an Option
not intended to qualify as an Incentive Stock Option.

                           (q)      "NOTICE OF GRANT" means a written or
electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                           (r)      "OFFICER" means a person who is an officer
of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                           (s)      "OPTION" means a stock option granted
pursuant to the Plan.

                           (t)      "OPTION AGREEMENT" means an agreement
between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                           (u)      "OPTIONED STOCK" means the Common Stock
subject to an Option.

                           (v)      "OPTIONEE" means the holder of an
outstanding Option granted under the Plan.

                           (w)      "PARENT" means a "parent corporation,"
whether now or hereafter existing, as defined in Section 424(e) of the Code.

                           (x)      "PLAN" means this 2000 Stock Option Plan.

                           (y)      "RULE 16B-3" means Rule 16b-3 of the
Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                           (z)      "SECTION 16(B)" means Section 16(b) of the
Exchange Act.

                           (aa)     "SERVICE PROVIDER" means an Employee,
Director or Consultant.

                           (bb)     "SHARE" means a share of the Common Stock,
as adjusted in accordance with Section 13 of the Plan.

                           (cc)     "SUBSIDIARY" means a "subsidiary
corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 689,500 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, HOWEVER, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

                  4.       ADMINISTRATION OF THE PLAN.

                           (a)      PROCEDURE- IN GENERAL. The Plan shall be
administered by (i) the Committee, which shall be comprised of not less than two directors appointed by the Board, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code Section 162(m)), to the extent that Rule 16b-3 and Code
Section 162(m), respectively are applicable to the Company and to Options granted under the Plan; or (ii) if at any time such a committee has not been so designated by the Board, the Board.

                           (b)      POWERS OF THE ADMINISTRATOR. Subject to the
provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                                    (i)     to determine the Fair Market Value;

                                    (ii)    to select the Service Providers to
         whom Options may be granted hereunder;

                                    (iii)   to determine the number of shares of
         Common Stock to be covered by each Option granted hereunder;

                                    (iv)    to approve forms of agreement for
         use under the Plan;

                                    (v)     to determine the terms and
         conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                                    (vi)    to reduce the exercise price of any
         Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                                    (vii)   to construe and interpret the terms
         of the Plan and awards granted pursuant to the Plan;

                                    (viii)  to prescribe, amend and rescind
         rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                                    (ix)    to modify or amend each Option
         (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                                    (x)     to allow Optionees to satisfy
         withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                                    (xi)    to authorize any person to execute
         on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                                    (xii)   to make all other determinations
         deemed necessary or advisable for administering the Plan.

                           (c)      EFFECT OF ADMINISTRATOR'S DECISION. The
Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

                  5. ELIGIBILITY. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

                  6.       LIMITATIONS.

                           (a)      Each Option shall be designated in the
Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                           (b)      Neither the Plan nor any Option shall confer
upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

                           (c)      The following limitations shall apply to
grants of Options:

                                    (i)     No Service Provider shall be
         granted, during the life of this Plan, Options to purchase more than 80% of the Shares authorized for issuance hereunder.

                                    (ii)    The foregoing limitations shall be
         adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

                                    (iii)   If an Option is canceled in the same
         fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

                  7. TERM OF PLAN. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

                  8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

                  9.       OPTION EXERCISE PRICE AND CONSIDERATION.

                           (a)      EXERCISE PRICE. The per share exercise price
for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                                    (i)     In the case of an Incentive Stock
         Option

                                            (A)      granted to an Employee who,
         at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                            (B)      granted to any Employee
         other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                    (ii)    In the case of a Nonstatutory Stock
         Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of
         Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                    (iii)   Notwithstanding the foregoing,
         Options may be granted with a per Share exercise price of less than 100% of the Fair Market

         Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                           (b)      WAITING PERIOD AND EXERCISE DATES. At the
time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

                           (c)      FORM OF CONSIDERATION. The Administrator
shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                                    (i)     cash;

                                    (ii)    check;

                                    (iii)   promissory note;

                                    (iv)    other Shares which (A) in the case
         of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or which were acquired in the open market, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                    (v)     consideration received by the
         Company under a cashless exercise program implemented by the Company in connection with the Plan;

                                    (vi)    any combination of the foregoing
         methods of payment; or

                                    (vii)   such other consideration and method
         of payment for the issuance of Shares to the extent permitted by Applicable Laws.

                  10.      EXERCISE OF OPTION.

                           (a)      PROCEDURE FOR EXERCISE; RIGHTS AS A
STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                           (b)      TERMINATION OF RELATIONSHIP AS A SERVICE
PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 90 days following the Optionee's termination, unless such termination is for Cause, in which case the Option will immediately terminate and expire. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (c)      DISABILITY OF OPTIONEE. If an Optionee
ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (d)      DEATH OF OPTIONEE. If an Optionee dies while
a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  11. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

                  12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

                           (a)      CHANGES IN CAPITALIZATION. Subject to any
required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                           (b)      DISSOLUTION OR LIQUIDATION. In the event of
the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                           (c)      MERGER OR ASSET SALE. In the event of a
merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); PROVIDED, HOWEVER, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                  13. DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the

Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

                  14.      AMENDMENT AND TERMINATION OF THE PLAN.

                           (a)      AMENDMENT AND TERMINATION. The Board may at
any time amend, alter, suspend or terminate the Plan.

                           (b)      STOCKHOLDER APPROVAL. The Company shall
obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                           (c)      EFFECT OF AMENDMENT OR TERMINATION. No
amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

                  15.      CONDITIONS UPON ISSUANCE OF SHARES.

                           (a)      LEGAL COMPLIANCE. Shares shall not be issued
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                           (b)      INVESTMENT REPRESENTATIONS. As a condition
to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                  16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  18. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                  19. GOVERNING LAW. The terms of this Plan shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware.

                                                                      APPENDIX D

                          EMISPHERE TECHNOLOGIES, INC.

                   DIRECTORS' DEFERRED COMPENSATION STOCK PLAN

                      As Amended Through December 19, 2000

                                 525,000 Shares


1.       Purpose

         The purpose of the Directors' Deferred Compensation Stock Plan (the "Plan") of Emisphere Technologies, Inc. (the "Company") is to attract, compensate and retain well qualified directors by providing them with deferred compensation for attending meetings of the Board of Directors or a committee thereof and with an equity interest in the Company's success.

2.       Stock Subject to the Plan

         The Company may issue and deliver a total of 525,000 shares of its common stock, par value $.01 per share (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized but unissued shares or treasury shares.

3.       Administration

         The Plan shall be administered by the Board of Directors of the Company. The Board shall have the power and authority as may be necessary to carry out the provisions of the Plan, including the interpretation and construction of the Plan, the determination of the amount of compensation for attending each meeting, the adoption of such rules and regulations as it may deem advisable and the termination of further share issuances under the Plan.

4.       Eligibility

         Eligibility to participate in the Plan shall be open to only those directors of the Company who (i) are neither officers nor employees of the Company or any of its subsidiaries, (ii) do not beneficially own five percent or more of the Common Stock outstanding and (iii) are not affiliated with any person who is such an officer, employee or owner.

5.       Share Accounts

         The Company shall set up and maintain for each eligible director an account (each a "Share Account') representing the number of shares of the Common Stock which the Company is obligated in the future to issue and deliver to such director, determined as follows:

         (a) for each meeting attended by an eligible director, a number of shares of the Common Stock shall be added to his or her Share Account in an amount equal to (i) the amount determined by the Board of Directors as compensation for attending such meeting divided by (ii) the fair market value of the Common Stock as of the date of such meeting;

         (b) for each cash dividend or distribution paid by the Company with respect to the Common Stock, a number of shares of the Common Stock shall be added to each Share Account in an amount equal to (i) the amount of the dividend that would be paid if the shares in the Share Account were issued and outstanding shares of the Common Stock divided by (ii) the fair market value of the Common Stock as of the date of payment of such dividend or distribution;

         (c) As used herein, the fair market value of the Common Stock as of any date shall be the closing price of the Common Stock on the Nasdaq National

         Market on such date. In the event the Common Stock ceases at any time to be traded on the Nasdaq National Market, the fair market value of the Common Stock shall be determined in such manner as may be set by the Board of Directors of the Company

         (d) All share calculations shall be made to the nearest one thousandth of a share.

6.       Issuance of Shares

         The Company shall within six months following the date each participant in the Plan ceases to be a director of the Company issue and deliver to such person all of the shares in his or her Share Account. In the event of the death of a director, such shares shall be delivered to the director's estate or legal representative. Nothing herein shall be deemed to confer any right to continue as a director of the Company or to limit the right of the Company to remove a director.

7.       Rights as a Stockholder

         Until such time as the shares in a director's Share Account have been issued and delivered to the director in accordance with the terms of the Plan, the director shall have no rights as a stockholder with respect to the shares of the Common Stock in his or her Share Account.

8.       Nontransferability of the Share Account

         The right to receive shares in a director's Share Account may not be assigned or transferred except by will or by the laws of descent and distribution and may be delivered during the life of the director only to the director.

9.       Compliance with Securities Laws

         If the shares to be issued under the Plan have not been registered under the Securities Act of 1933, as amended, the Company's obligation to issue such shares shall be conditioned upon receipt of a representation in writing that the director is acquiring such shares for his or her own account and not with a view to the distribution thereof and the certificate representing such shares shall bear a legend in such form as the Company's counsel deems necessary or desirable. In no event shall the Company be obligated to issue any shares under the Plan if, in the opinion of the Company's counsel, such issuance would result in a violation of any federal or state securities laws.

10.      Stock Adjustments

         (a) In the event of a stock dividend, stock split, recapitalization, merger in which the Company is the surviving corporation or other capital adjustment affecting shares of the Common Stock outstanding, an appropriate adjustment shall be made, as determined by the Board of Directors of the Company, to the aggregate number of shares the Company may issue under the Plan and the number of shares in each Share Account.

         (b) In the event of the complete liquidation of the Company, or of a reorganization, consolidation or merger in which the Company is not the surviving corporation, the Company shall prior thereto issue and deliver to each of the directors all of the shares in his or her Share Account.

11.      Effectiveness of the Plan

         The Plan was adopted on September 11, 1997 by resolution of the Board of Directors of the Company and is effective as of such date. The Plan shall be submitted to the Company's stockholders for approval by the affirmative votes of the holders of a majority of the Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

12.      Amendment of the Plan

         The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that (i) no alteration, amendment, suspension or termination shall adversely affect the right of a director to receive the number of shares of the Common Stock in his or her Share Account and (ii) any amendment which must be approved by the stockholders of the Company in order to ensure that all transactions under the Plan continue to be exempt under Rule 116b-3 under the Exchange Act or any successor provision or to comply with any rule or regulation of a governmental authority, applicable securities exchange or Nasdaq National Market shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule or regulation.

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                                                                      APPENDIX E

                          EMISPHERE TECHNOLOGIES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                      AS AMENDED THROUGH DECEMBER 19, 2000

                                 600,000 SHARES

1.       PURPOSE

         The purpose of the Employee Stock Purchase Plan (the "Plan") of Emisphere Technologies, Inc. (the "Company") is to attract, compensate and retain well qualified employees by providing them with an equity interest in the Company's success.

2.       STOCK SUBJECT TO THE PLAN

         The Company may issue and sell a total of 600,000 shares of its common stock, par value $.01 per share (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized but unissued shares or treasury shares and may include shares that have been subject to unexercised options, whether such options have terminated or expired by their terms, by cancellation or otherwise.

3.       ADMINISTRATION

         The Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company consisting of two or more directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee shall have the power and authority as may be necessary to carry out the provisions of the Plan, including the interpretation and construction of the Plan and the option grants made under the Plan, the adoption of such rules and regulations as it may deem advisable and the termination of further option grants under the Plan.

4.       ELIGIBILITY

         Options under the Plan shall be granted only to employees of the Company, all employees of the Company are eligible to receive option grants and all employees granted under the Plan shall have the same rights and privileges. Notwithstanding the foregoing, (i) no employee shall be granted an option if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, within the meaning of Section 423(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) no employee shall be granted an option which permits his rights to purchase stock under the Plan to accrue at a rate which exceeds $6,250 of the fair market value of such stock (determined at the time such option is granted) for each fiscal quarter in which such

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option is outstanding at any time. Furthermore, the Committee may in its sole discretion impose such restrictions on eligibility as may be permitted by
Section 423(b)(4) of the Code.

5.       OPTION GRANTS

         Until such time as the Committee may in its sole discretion terminate further option grants under the Plan, all eligible employees of the Company shall, on November 1, February 1, May 1 and August 1 of each year (the "Date of Grant") starting November 1, 1994, be granted an option to purchase the Common Stock, each such option to be subject and pursuant to the following terms and conditions:

         (a) OPTION TERM The term of each option shall be from the Date of Grant to the date six months after the Date of Grant (the "Date of Expiration").

         (b) OPTION PRICE The purchase price per share for each option (the "Option Price") shall be the lesser of (i) the fair market value of the Common Stock on the Date of Grant or (ii) 85% of the fair market value of the Common Stock on the Date of Exercise (as such term is defined below). As used herein, the fair market value of the Common Stock on the Date of Grant shall be the closing price of the Common Stock on the NASDAQ National Market System on the date prior to the Date of Grant and the fair market value of the Common Stock on the Date of Exercise shall be the closing price of the Common Stock on the NASDAQ National Market System on the Date of Exercise provided, however, that, if the employee exercising the option resells the shares on the Date of Exercise, the average selling price for such shares, before the payment of brokerage commissions and expenses, shall be the fair market value on the Date of Exercise. In the event the Common Stock ceases at any time to be traded on the NASDAQ National Market System, the fair market value of the Common Stock shall be determined in such manner as may be set by the Committee or the Board of Directors of the Corporation.

         (c) NUMBER OF OPTION SHARES Unless and until the Committee in its sole discretion determines otherwise, the number of shares subject to each option shall be the whole number equal to (i) up to 15% of each employee's total compensation during the fiscal quarter starting with the Date of Grant, as such percentage shall be determined by the Committee prior to the Date of Grant, divided by (ii) the lesser of the fair market value of the Common Stock on the Date of Grant or 85% of the closing price of the Common Stock on the NASDAQ National Market System on the date prior to the Date of Exercise (or such other manner for determining the fair market value of the Common Stock on such date if not then traded on the NASDAQ National Market System). In no event, however, shall the number of shares subject to any option exceed $6,250 divided by the fair market value of the Common Stock on the Date of Grant.

         (d) EXERCISE The date of exercise of each option (the "Date of Exercise") shall be a date during the three-month period starting with the date three months after the Date of Grant and ending on the Date of Expiration, as chosen by each employee.

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         Exercise shall not be made with respect to less than the total number of shares subject to each option and shall be effected by delivering to the Company written notice of exercise at least one day prior to the Date of Exercise. Notwithstanding the foregoing, each employee who is subject to Section 16 of the Exchange Act shall deliver to the Company written notice of exercise at least six months prior to the Date of Exercise and, absent such notice, shall be deemed to have made an irrevocable election to have the Date of Exercise be the Date of Expiration.

         (e) PAYMENT Payment for the shares purchased upon exercise of each option (including the amount, if any, necessary to satisfy federal, state or local income tax withholding requirements) shall be in cash within five business days following the Date of Exercise and, in the event payment is not received, the Company may withhold the shares and cancel the option. Notwithstanding the foregoing, the Committee may in its sole discretion permit employees (i) to pay for shares acquired upon exercise of options by delivering shares of the Common Stock owned by such employee or (ii) to forego payment for the shares and receive instead the net number of shares that would be received if such employee borrowed shares of the Common Stock for payment of the purchase price and returned the borrowed shares form the shares acquired upon exercise of the option.

         (f) TERMINATION OF EMPLOYMENT In the event an employee's employment with the Company terminates for any reason other than the employee's death, any option held by such employee shall forthwith terminate without any further rights on the part of the employee. In the event of an employee's death, the employee's estate, legal representative or beneficiary may exercise any option held by such employee at any time prior to the Date of Expiration with respect to such option. Nothing herein shall be deemed to confer any right of continued employment with the Company or to limit the right of the Company to terminate employment with any employee.

6.       RIGHTS AS A STOCKHOLDER

         Until such time as each option has been exercised and the shares acquired thereby have been issued and delivered to the employee pursuant to such exercise, the employee shall have no rights as a stockholder with respect to the shares of the Common Stock subject to the option.

7.       NONTRANSFERABILITY OF THE OPTION

         Any option granted under the Plan may not be assigned or transferred except by will or by the laws of descent and distribution and is exercisable during the life of the employee only by the employee.

8.       COMPLIANCE WITH SECURITIES LAWS

         If the shares to be issued upon exercise of any option granted under the Plan have not been registered under the Securities Act of 1933 and any applicable state securities

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laws, the Company's obligation to issue such shares shall be conditioned upon receipt of a representation in writing that the employee is acquiring such shares for his or her own account and not with a view to the distribution thereof and the certificate representing such shares shall bear a legend in such form as the Company's counsel deems necessary or desirable. In no event shall the Company be obligated to issue any shares pursuant to the exercise of an option if, in the opinion of the Company's counsel, such issuance would result in a violation of any federal or state securities laws.

9.       CHANGE OF CONTROL

         In the event of a Change of Control (as such term is defined below), all outstanding options under the Plan shall immediately become fully exercisable and all of the rights and benefits relating thereto shall become fixed and not subject to change or revocation by the Company. As used herein, a Change of Control shall be deemed to have occurred if (i) any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Company or any officer or director of the Company, becomes the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 20% or more of the combined voting securities of the Company or (ii) a change of 20% or more in the composition of the Board of Directors of the Company occurs without the approval of the majority of said Board of Directors as it exists at the time immediately preceding such change in composition.

10.      STOCK ADJUSTMENTS

         (a) In the event of a stock dividend, stock split, recapitalization, merger in which the Company is the surviving corporation or other capital adjustment affecting the outstanding shares of the Common Stock, an appropriate adjustment shall be made, as determined by the Board of Directors of the Company, to the number of shares subject to the Plan and the exercise price per share with respect to any option granted under the Plan.

         (b) In the event of the complete liquidation of the Company or of a reorganization, consolidation or merger in which the Company is not the surviving corporation, any option granted under the Plan shall continue in full force and effect unless either (i) the Board of Directors of the Company modifies such option so that it is fully exercisable with respect to the number of shares measured by the then current compensation prior to the effective date of such transaction or
         (ii) the surviving corporation issues or assumes a stock option contemplated by Section 424(a) of the Code.

11.      EFFECTIVENESS OF THE PLAN

         The Plan has been adopted on May 9, 1994 by resolution of the Board of Directors of the Company and shall become effective upon the approval by the affirmative votes of the holders of a majority of the Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

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12.      AMENDMENT OF THE PLAN

         The Board may at any time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that (i) no alteration, amendment, suspension or termination shall adversely affect the rights of an employee with respect to any outstanding options granted under the Plan, (ii) the provisions of the Plan governing the terms of each option grant shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder and (iii) any amendment that would be deemed material for purposes of Rule 16b-3 under the Exchange Act shall become effective only upon approval of security holders as required thereby.

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